Exhibit 15


                       TIC VARIABLE SEPARATE ACCOUNT 2002


                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

That I, GEORGE C. KOKULIS of Simsbury, Connecticut, Director, President and Chief Executive Officer of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 and the Investment Company Act of 1940 for TIC Variable Annuity Separate Account 2002, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of September, 2002.



                             /s/ George C. Kokulis
                                 Director, President and Chief Executive Officer The Travelers Insurance Company

                       TIC VARIABLE SEPARATE ACCOUNT 2002


                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

That I, GLENN D. LAMMEY of Simsbury, Connecticut, Director, Chief Financial Officer and Chief Accounting Officer of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 and the Investment Company Act of 1940 for TIC Variable Annuity Separate Account 2002, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of September, 2002.


                                 /s/ Glenn D. Lammey
                                     Director, Chief Financial Officer and Chief
                                     Accounting Officer
                                     The Travelers Insurance Company

                       TIC VARIABLE SEPARATE ACCOUNT 2002


                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

That I, MARLA BERMAN LEWITUS of Marlborough, Massachusetts, a Director of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN
A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 and the Investment Company Act of 1940 for TIC Variable Annuity Separate Account 2002, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of September, 2002.



                                             /s/ Marla Berman Lewitus
                                                 Director
                                                 The Travelers Insurance Company

                       TIC VARIABLE SEPARATE ACCOUNT 2002


                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

That I, KATHLEEN L. PRESTON of South Windsor, Connecticut, a Director of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN
A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 and the Investment Company Act of 1940 for TIC Variable Annuity Separate Account 2002, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of September, 2002.



                                             /s/ Kathleen L. Preston
                                                 Director
                                                 The Travelers Insurance Company